                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts listed on Exhibit I (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, the individuals listed on Exhibit II with respect to the Corporations/Trusts indicated thereon, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any (i) Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Corporation/Trust) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation or Master Trust Agreement of the Corporation/Trust.

Power of Attorney
December 3, 2001

Page 2
                                   EXHIBIT I

                       T. ROWE PRICE BALANCED FUND, INC.
                   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
                    T. ROWE PRICE CAPITAL APPRECIATION FUND
                  T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
                T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
             T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
                    T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
                        T. ROWE PRICE EQUITY INCOME FUND
                       T. ROWE PRICE EQUITY SERIES, INC.
                  T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
                   T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
                    T. ROWE PRICE GROWTH & INCOME FUND, INC.
                     T. ROWE PRICE GROWTH STOCK FUND, INC.
                    T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                        T. ROWE PRICE INDEX TRUST, INC.
                 T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
              T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
                    T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                     T. ROWE PRICE MID-CAP VALUE FUND, INC.
                     T. ROWE PRICE NEW AMERICA GROWTH FUND
                        T. ROWE PRICE NEW ERA FUND, INC.
                     T. ROWE PRICE NEW HORIZONS FUND, INC.
                  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                      T. ROWE PRICE REAL ESTATE FUND, INC.
                 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
                    T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
                    T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
                       T. ROWE PRICE SPECTRUM FUND, INC.
                    T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
                         T. ROWE PRICE VALUE FUND, INC.
                 T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                   T. ROWE PRICE CORPORATE INCOME FUND, INC.
                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                            T. ROWE PRICE GNMA FUND
                      T. ROWE PRICE HIGH YIELD FUND, INC.
                      T. ROWE PRICE NEW INCOME FUND, INC.
                     T. ROWE PRICE PRIME RESERVE FUND, INC.
                  T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                        T. ROWE PRICE SUMMIT FUNDS, INC.
                   T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                  T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.
                              (Exhibit Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 3
              T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
                    T. ROWE PRICE U.S. BOND INDEX FUND, INC.
                    T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.
             T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.


TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 4
                                   EXHIBIT II

T. ROWE PRICE BALANCED FUND, INC.
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CAPITAL APPRECIATION FUND
T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE EQUITY SERIES, INC.
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. ROWE PRICE GROWTH & INCOME FUND, INC.
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. ROWE PRICE INDEX TRUST, INC.
T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH FUND
T. ROWE PRICE NEW ERA FUND, INC.
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. ROWE PRICE REAL ESTATE FUND, INC.
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE SPECTRUM FUND, INC.
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. ROWE PRICE VALUE FUND, INC.


                                 James S. Riepe

                                Joel H. Goldberg

                                Henry H. Hopkins



T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. ROWE PRICE FIXED INCOME SERIES, INC.
T. ROWE PRICE GNMA FUND
T. ROWE PRICE HIGH YIELD FUND, INC.
T. ROWE PRICE NEW INCOME FUND, INC.
T. ROWE PRICE PRIME RESERVE FUND, INC.
T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
                              (Exhibit Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 5
T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. ROWE PRICE STATE TAX-FREE INCOME TRUST
T. ROWE PRICE SUMMIT FUNDS, INC.
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
T. ROWE PRICE U.S. BOND INDEX FUND, INC.
T. ROWE PRICE U.S. TREASURY FUNDS, INC.


                              William T. Reynolds

                                Joel H. Goldberg

                                Henry H. Hopkins



T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.


                                 M. David Testa

                                Joel H. Goldberg

                                Henry H. Hopkins

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 6
     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



ALL CORPORATIONS/TRUSTS


____________________________        Director/Trustee December 3, 2001
Calvin W. Burnett


____________________________        Treasurer (Principal Financial Officer)
December 3, 2001
Joseph A. Carrier


____________________________        Director/Trustee December 3, 2001
Anthony W. Deering


____________________________        Director/Trustee December 3, 2001
Donald W. Dick, Jr.


____________________________        Director/Trustee December 3, 2001
David K. Fagin


____________________________        Director/Trustee December 3, 2001
F. Pierce Linaweaver


____________________________        Director/Trustee December 3, 2001
Hanne M. Merriman


____________________________        Director/Trustee December 3, 2001
John G. Schreiber


____________________________        Director/Trustee December 3, 2001
Hubert D. Vos


____________________________        Director/Trustee December 3, 2001
Paul M. Wythes

                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 7
      JAMES S. RIEPE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. ROWE PRICE VALUE FUND, INC.












                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 8
                        JAMES S. RIEPE, Director/Trustee

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.




____________________________                    December 3, 2001
James S. Riepe


















                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 9
    WILLIAM T. REYNOLDS, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.





                     WILLIAM T. REYNOLDS, Director/Trustee

T. ROWE PRICE GNMA FUND

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.





                  WILLIAM T. REYNOLDS, President and Director

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                    December 3, 2001
William T. Reynolds












                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 10
                     M. DAVID TESTA, Chairman of the Board

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.



                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.



                     M. DAVID TESTA, President and Director


T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.



              M. DAVID TESTA, Vice President and Director/Trustee


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE SPECTRUM FUND, INC.






                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 11
                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE CALFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.



                            M. DAVID TESTA, Director

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.





                  M. DAVID TESTA, Vice President and Director

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.





____________________________                    December 3, 2001
M. David Testa








                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 12
                            MARTIN G. WADE, Director

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.


      MARTIN G. WADE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. ROWE PRICE INTERNATIONAL SERIES, INC.



____________________________                    December 3, 2001
Martin G. Wade

































                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 13
                      JAMES A.C. KENNEDY, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.





                JAMES A.C. KENNEDY, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.





____________________________                    December 3, 2001
James A.C. Kennedy














                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 14
                           JOHN H. LAPORTE, Director

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.





                JOHN H. LAPORTE, President and Director/Trustee

T. ROWE PRICE NEW HORIZONS FUND, INC.





              JOHN H. LAPORTE, Vice President and Director/Trustee


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND





____________________________                    December 3, 2001
John H. Laporte























                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 15
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.




____________________________        President   December 3, 2001
Larry J. Puglia


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.




____________________________        President   December 3, 2001
Richard T. Whitney


T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.




____________________________        President   December 3, 2001
William J. Stromberg


T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE VALUE FUND, INC.




____________________________        President   December 3, 2001
Brian C. Rogers


T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.




____________________________        President   December 3, 2001
Gregory A. McCrickard


T. ROWE PRICE NEW ERA FUND, INC.




____________________________        President   December 3, 2001
Charles M. Ober



                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 16
T. ROWE PRICE REAL ESTATE FUND, INC.




____________________________        President   December 3, 2001
David M. Lee


T. ROWE PRICE CAPITAL APPRECIATION FUND


____________________________        President   December 3, 2001
Stephen W. Boesel


T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.


____________________________        President   December 3, 2001
Charles A. Morris


T. ROWE PRICE GROWTH & INCOME FUND, INC.


____________________________        President   December 3, 2001
Robert W. Sharps


T. ROWE PRICE GROWTH STOCK FUND, INC.


____________________________        President   December 3, 2001
Robert W. Smith


T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.


____________________________        President   December 3, 2001
Robert N. Gensler






                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 17
T. ROWE PRICE MID-CAP GROWTH FUND, INC.


____________________________        President   December 3, 2001
Brian W.H. Berghuis


T. ROWE PRICE SMALL-CAP VALUE FUND, INC.


____________________________        President   December 3, 2001
Preston G. Athey


T. ROWE PRICE DIVIDEND GROWTH FUND, INC.


____________________________        President   December 3, 2001
Thomas J. Huber


T. ROWE PRICE FINANCIAL SERVICES FUND, INC.


____________________________        President   December 3, 2001
Anna M. Dopkin


T. ROWE PRICE HEALTH SCIENCES FUND, INC.


____________________________        President   December 3, 2001
Kris H. Jenner


T. ROWE PRICE NEW AMERICA GROWTH FUND


____________________________        President   December 3, 2001
Marc L. Baylin


T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.


____________________________        President   December 3, 2001
Donald J. Peters

                             (Signatures Continued)

TRPPROD\EDG\Agreements\Power of Attorney\POA.fm

Power of Attorney
December 3, 2001

Page 18
T. ROWE PRICE GNMA FUND




____________________________        President   December 3, 2001
Connice A. Bavely


T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.




____________________________        President   December 3, 2001
Charles B. Hill


T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.




____________________________        President   December 3, 2001
Richard T. Whitney



ATTEST:



____________________________
Patricia B. Lippert, Secretary



TRPPROD\EDG\Agreements\Power of Attorney\POA.fm